GREIF®

PACKAGING SUCCESS TOGETHER™

Investor Presentation

January 2022

Safe harbor

FORWARD-LOOKING STATEMENTS

- This presentation contains certain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. The words "may," "will," "expect," "intend," "estimate," "anticipate," "aspiration," "objective," "project," "believe," "continue," "ontrack" or "target" or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward looking statements are based on information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause events and the Company's actual results to differ materially from those expressed or implied. Please see the disclosure regarding forward-looking statements immediately preceding Part I of the Company's Annual Report on the most recently filed Form 10-K. The company assumes no obligation to update any forward-looking statements.

REGULATION G

- This presentation includes certain non-GAAP financial measures like Adjusted EBITDA and other measures that exclude special items such as restructuring and other unusual charges and gains that are volatile from period to period. Management of the company uses the non-GAAP measures to evaluate ongoing operations and believes that these non-GAAP measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the company. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation and on the Greif website at www.greif.com

Greif: the leading industrial packaging solutions provide

FY21 Net Sales by Segment



- Global Industrial Packaging
- Paper Packaging & Services
- Land Management

FY21 Adj. EBITDA[2] by Segment



- Global Industrial Packaging
- Paper Packaging & Services
- Land Management

Leading Positions in Multiple Packaging Substrates[1]

UpstreamOps

Uncoated recycled boxboard (URB)


#2

Coated recycled boxboard (CRB)


#3

Recovered fiber group



IndustrialPackaging

Steel


#1

Flexible IBCs


#1

Rigid IBCs


#3

Fibre


#1

Tube & Core


#2

Industrial Closures


#1

Plastic


#2

Financial Performance

	FY21	FY20	FY18
Net Sales	$5.5B	$4.5B	$3.9B
Adj. EBITDA[2]	$764M	$643M	$503M
Adj. EBITDA Margin	13.8%	14.2%	13.0%
Adj. Free Cash Flow[2]	$274M	$346M	$179M

(1) Ranking denotes standing in global product market. Based on company estimates.
(2) A summary of all adjustments that are included in Adj. EBITDA and Adj. Free Cash Flow is set forth in the appendix of this presentation.
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Fiscal Year (FY) 2021 key highlights

Delivered record financial performance	Advanced key financial priorities and enhanced shareholder returns	Accelerated ESG strategy and improved colleague engagement	Positioned for an even stronger Fiscal 2022[2,3]
✓ Record Adj. EBITDA[1]: $764.2M ✓ Record Adj. Class A EPS[1]: $5.60/sh	✓ Compliance leverage ratio = 2.49x (high end of 2.0 – 2.5x targeted range) ✓ Increased dividend in line with stated commitment	✓ Introduced new science aligned greenhouse gas emissions reduction target and achieved record waste to landfill diversion rate ✓ Achieved top decile colleague engagement rating and recognized as leading US workplace	✓ Guidance: ▶ Adj. Class A EPS: $5.85 – $6.45 ▶ Adj. Free Cash Flow: $400 – $460M



GREIF

(1) A summary of all adjustments that are included in Adjusted EBITDA and Adjusted Class A EPS is set forth in the appendix of this presentation.
(2) No reconciliation of the fiscal 2022 Class A earnings per share before adjustments guidance or tax rate excluding the impact of adjustments guidance, both non-GAAP financial measures which exclude gains and losses on the disposal of businesses, timberland and properties, plants and equipment, non-cash pension settlement (income) charges, acquisition and integration related costs, incremental COVID-19 costs, net, restructuring and impairment charges, is included in this release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable effortNote: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.
(3) A reconciliation of 2022 adjusted free cash flow guidance to forecasted net cash provided by operating activities, the most directly comparable GAAP financial measure is included in the appendix of this presentation.
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Volumes and sales quarter to date (FQ1 2022)

Customers continue to report strong underlying demand but face external challenges

- ✓ **Volumes through December 2021 indicate generally in line or stronger YoY performance. Versus prior year:**
  - Global steel drum volume down low single-digits
  - Global IBC volume up mid-teens
  - Corrugated sheets up low single-digits
  - Tube and cores up low single-digits
- ✓ **Total company sales through December 2021 indicate stronger YoY performance (>30%)**



(1) FQ1 refers to November 2021 and December 2021 performance to date. GEF's full FQ1 is November 2021, December 2021 and January 2022.

Why invest in Greif?

- ✓ **Robust and diverse product portfolio with exposure to a variety of end markets globally**
  - ▶ Leading producer of steel / plastic / fibre drums; rigid intermediate bulk containers; industrial closures; uncoated recycled boxboard
- ✓ **Compelling customer value proposition due to demonstrated commitment to customer service**
  - ▶ Creating stickier customer relationships through industry leading customer service and commitment to solving customer problems
- ✓ **Numerous avenues for incremental low risk growth and margin enhancement**
  - ▶ Utilizing the Greif Business System to drive cost control, operating discipline and capture incremental returns on investment
- ✓ **Consistent capital allocation, compelling dividend and focus on Free Cash Flow expansion**
  - ▶ Actively de-levering the balance sheet to accelerate shift in enterprise value to equity holders
  - ▶ Consistent improvement in financial performance
- ✓ **Committed to sustainability leadership and embedding ESG deeper into the business**
  - ▶ "A" rating from MSCI
  - ▶ "Low Risk" rating from Sustainalytics

Why invest in Greif?

Robust and diverse product portfolio with exposure to a variety of end markets globally

Global Industrial Packaging (GIP) End Markets


Petrol Prod, Lube Oils & Adds
Packaging Distributors
Specialty Chemicals
Bulk/Commodity Chemicals
Paints, Coatings, Inks, Adhesives
Solid Food Prod, Pastes & Ed Oils
Agro Chemicals
Juices & Beverage Products
Blenders, Fillers & Chem Distr.
Flavours & Fragrances
Pharmaceutical & Personal Care
Silicones
Detergents & Surfactants
Other

Geography


United States
Europe, Middle East and Africa
Asia Pacific and Other Americas

Tubes / Cores End Markets


Film
Paper Mill
Protective Packaging
Textiles
Construction
Metal, Foil and Strapping
Roofing
Other

Note: Data based on FY21 sales

Why invest in Greif?

Compelling customer value proposition due to demonstrated commitment to customer service

Customer Satisfaction Index Scores



72.5
82.2
86.0
87.5
89.8
93.0
93.2
FY15
FY16
FY17
FY18
FY19
FY20
FY21

Net Promoter Scores



Wave 11
Wave 10
Wave 9
Wave 8
Wave 7
Wave 6
Wave 5
Wave 4
Wave 3
Wave 2
Wave 1
60
67
61
57
50
46
47
47
42
40
40
Detractors
Passives
Promoters

GREIF PACKAGING SUCCESS TOGETHER™

Note: CSI is an internal measure of a plant's or business' performance against selected parameters that customers experience, giving us an indication of our level of meeting our customers basic needs. Components include customer complaints received; customer complaints open greater than 30 days; credits raised; number of late deliveries; and the number of deliveries.

Why invest in Greif?

Numerous avenues for incremental low risk growth and margin enhancement

Plastics & IBCs



- Rigid Intermediate Bulk Container (IBC) CAGR ('15 – '21) = **12%**, outpacing industry growth rates

IBC Reconditioning



- Expanding reconditioning network and expertise through strategic partnership
  - ✓ Acquired leading Netherlands based reconditioner in 2019
  - ✓ Acquired minority stake in US-based conditioner in 2020 with a path to full ownership
  - ✓ Acquired Italian based reconditioner in 2021

Containerboard Integration & Specialty Products



- Focused approach to expanding higher margin paperboard specialty product sales (i.e. litho-laminated sheets, triple wall bulk packaging, coatings)
- Expanding containerboard converting capacity to become over-integrated

Why invest in Greif?

Consistent capital allocation strategy focused on reinvestment, dividends and balance sheet strength

2022 Anticipated CapEx



Maintenance
Growth
Compliance

- Predictable capital reinvestment to create value and support growth
- Risk-adjusted framework in place
- FY22 CapEx: $150 – $170M

Leading Dividend Yield[1]



GEF.B
IP
SON
GEF
PKG
WRK
Avg.
GPK
SEE
CCK
BERY
OI
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%

- Committed to progressively growing dividend and returning excess cash to shareholders

Balance Sheet Strength



Total debt ($B)
Compliance leverage ratio
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
4.0x
3.8x
3.6x
3.4x
3.2x
3.0x
2.8x
2.6x
2.4x
2.2x
2.0x
Total debt
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

- Committed to maintaining targeted leverage ratio between 2.0 – 2.5x

Source: Factset. Data as of Jan 13, 2022

Why invest in Greif?

Strong track record of improving financial performance

Net Sales Growth ($ in Billions)



$3.6
$3.3
$3.6
$3.9
$4.6
$4.5
$5.5
2015
2016
2017
2018
2019
2020
2021

Adj. EBITDA[1] ($ in Millions)



$394
$428
$446
$503
$659
$643
$764
$785 – $835
2015
2016
2017
2018
2019
2020
2021
2022 Implied

Adj. Free Cash Flow[1] ($ in Millions)



$81
$201
$209
$179
$268
$346
$274
$400 – $460
2015
2016
2017
2018
2019
2020
2021
2022 Guidance

Class A / B Dividend ($/sh.)



$1.68
$2.51
$1.68
$2.51
$1.68
$2.51
$1.72
$2.54
$1.76
$2.63
$1.76
$2.63
$1.78
$2.66
2015
2016
2017
2018
2019
2020
2021

GREIF PACKAGING SUCCESS TOGETHER™

(1) A summary of all adjustments that are included in the Adj. EBITDA and Adj. Free Cash Flow is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Why invest in Greif?

Strong track record of improving financial performance



Adj. Class A EPS[1]
CAGR = 17%
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
2015
2016
2017
2018
2019
2020
2021
2022 Guidance

>150% improvement in Class A adjusted earnings per share despite zero buybacks!

(1) A summary of all adjustments that are included in the Adj. Class A Earnings Per Share (EPS) is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Why invest in Greif?

Sustained outperformance (total return) versus the S&P 500 industrials



300
250
200
150
100
50
0
Greif Class A
S&P 500 / Industrials -SEC
9/30/2015
11/30/2015
1/31/2016
3/31/2016
5/31/2016
7/31/2016
9/30/2016
11/30/2016
1/31/2017
3/31/2017
5/31/2017
7/31/2017
9/30/2017
11/30/2017
1/31/2018
3/31/2018
5/31/2018
7/31/2018
9/30/2018
11/30/2018
1/31/2019
3/31/2019
5/31/2019
7/31/2019
9/30/2019
11/30/2019
1/31/2020
3/31/2020
5/31/2020
7/31/2020
9/30/2020
11/30/2020
1/31/2021
3/31/2021
5/31/2021
7/31/2021
9/30/2021

Source:Factset

Why invest in Greif?

Committed to sustainability leadership and embedding ESG deeper into the business

Significant milestones sustainability / ESG journey milestones

- **2008** Join World Business Council for Sustainable Development
- **2009** First sustainability report published
- **2010** Greif Green Tool first developed
- **2015** Receive Silver EcoVadis recognition
- **2016** Join UN Global Compact (UNGC) and receives A- CDP score
- **2017** First materiality assessment conducted, and 2025 targets developed
- **2018** Receive Gold EcoVadis recognition
- **2019** Named to Newsweek's inaugural most responsible companies list; Tholu (IBC reconditioner) acquired; reporting aligned to SASB
- **2020** PCR IBCs produced for first time; IBC circularity enhanced with JVs
- **2021** Second materiality assessment conducted, and new climate goals developed; reporting aligned to TCFD

Leadership recognition

GOLD 2020 ecovadis Sustainability Rating

America's Most Responsible Companies 2020 Newsweek statista

CDP DRIVING SUSTAINABLE ECONOMIES

MSCI ESG RATINGS A (CCC B BB BBB A AA AAA)

America's Most Loved Workplaces 2021 Newsweek 2021 Certified by Best Practice Institute

TOGETHER FOR SUSTAINABILITY

Our valuation versus peers

Greif is trading at a significant discount to other packagers and paper companies

2022E Enterprise Value / EBITDA



GEF 7.7x
CCK 11.0x
SLGN 10.1x
SON 9.7x
GPK 9.6x
PKG 9.1x
IP 8.2x
BERY 8.2x
OC 6.4x
WRK 6.1x

2022E Free Cash Flow Yield



GEF 15.1%
WRK 12.5%
GPK 11.3%
OC 11.1%
IP 10.0%
SLGN 9.4%
BERY 9.2%
SON 5.7%
PKG 5.2%
CCK 3.0%
FAST 2.3%

Note: Peer data sourced from Factset as of Jan 12, 2022

GREIF®

PACKAGING SUCCESS TOGETHER™

ESG Highlights

Elevating ESG even further to enhance performance

Environmental

Building upon our track record of success as a strong steward of the environment and a leader in circularity

- ✓ Climate – achieve 28% reduction in scope 1 & 2 greenhouse gas emissions by 2030; determine scope 3 reduction feasibility by 2023
- ✓ Waste – divert 90% or more of waste to landfill by 2025 at all production facilities

Social

Further enhancing our culture of safety and engagement

- ✓ Introduced "Zero Harm" safety commitment
- ✓ Expanding DE&I initiatives – launched 4 colleague resource groups; deploying unconscious bias and inclusive leadership training
- ✓ Increase women in management positions by 25% by 2025

Governance

Strong oversight established and "top-down" alignment in place

- ✓ Ongoing board oversight, committee engagement and regular updates
- ✓ Internal sustainability management team in place; quarterly ESG management reviews conducted
- ✓ Measurement and tracking via the Greif Business System



Deploying sustainable packaging solutions

Down-gauged Products


SEALGUARD

Products that utilize less raw materials in their development, i.e., down-gauging, light-weighting (NexDrum, jerry cans, etc.)

Recycled Raw Materials



Products made from recycled raw materials, i.e., EcoBalance, Fibre drums, corrugated sheets and tube / cores

Reconditioned Products


GREIF

Transportation Optimization



Products recycled for multiple usage and/or maximize transportation containers and reduce transportation costs, i.e., conical drums

Business Segment Highlights

PACKAGING SUCCESS TOGETHER™

Global Industrial Packaging (GIP) Segment Overview

FY21 Net Sales by Product



Steel
Large / Med Plastic
Small Plastic
Fibre
IBC
1&2 Loop FIBC
4 Loop FIBC
Other

FY21 Net Sales by Geography



United States
Europe, Middle East and Africa
Asia Pacific and Other Americas

Highlights & Capabilities

- Extensive global expertise and operational footprint
- Industry's most comprehensive product line offering
  - #1 product share in steel drum, fibre drums and Flexible Intermediate Bulk Container (FIBC); #2 in plastic drums; and #3 in Intermediate Bulk Containers (IBC)
- Differentiated customer service focus with long-term relationships

Financial Performance

	FY21	FY20	FY18
Net Sales	$3.3B	$2.6B	$2.9B
Adj. EBITDA[1]	$453M	$324M	$299M
Adj. EBITDA Margin	13.7%	12.6%	10.1%

(1) A summary of all adjustments that are included in Adj. EBITDA for the GIP segment is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Paper Packaging & Services (PPS) Segment Overview

FY21 Net Sales by Product


Mills
Corrugated Sheets
Box Board Products (JV)
Tubes / Cores
Other

FY21 Net Sales by Geography


United States
Asia Pacific and Other Americas

Highlights & Capabilities

- Niche position in containerboard and CRB; strong position in URB and tubes/cores
- Best in class, differentiated customer service orientation
- Vertically integrated from recycled fiber to paperboard to converted products
- Unique converting capabilities; specialty product portfolio; speed to market focus

Financial Performance

	FY21	FY20	FY18
Net Sales	$2.2B	$1.9B	$0.9B
Adj. EBITDA[1]	$302M	$306M	$192M
Adj. EBITDA Margin	13.6%	16.0%	21.4%

(1) A summary of all adjustments that are included in Adj. EBITDA for the PPS segment is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

PACKAGING SUCCESS TOGETHER™

Appendix

Announced divestiture of Flexible Products & Services

Announced divestiture on January 3, 2022

- **Entered into an agreement to sell Greif's 50% ownership stake in FPS to Gulf Refined Packaging for $123 million, subject to certain conditions and post closing adjustments**
  - Internal review concluded FPS could more efficiently deploy capital and pursue opportunities faster under a single ownership
- **Anticipate the transaction to close by March 31, 2022**
  - Proceeds to be applied to debt repayment
- **FY 2022 guidance to be adjusted upon closing**



Grounded in purpose, vision and three strategic priorities

Purpose	**To safely package and protect our customers' goods and materials to serve the essential needs of communities around the world**		
Vision	**In industrial packaging, be the best performing customer service company in the world**		
Strategic Priorities	**Engaged Teams** • Best in class health and safety • Top decile colleague engagement • Accountability aligned to value creation	**Differentiated Customer Service** • Deliver Superior customer experience • Create value for our customers through a solutions-based approach • Earn our customers' trust and loyalty	**Enhanced Performance** • Value driven growth • Margin and Free Cash Flow expansion via the Greif Business System • Sustainability commitment
Key Enabler	***The Greif Business System***		
Values	***THE GREIF WAY***		

Key assumptions and sensitivity

FY 2022 Foreign Exchange Exposure		
Currency	**10% strengthening of the USD; impact to EBITDA**	**Cumulative impact before hedging**
Euro	**$(9M) – $(11M)**	**$(9M) – $(11M)**
Next five largest exposures	**$(7M) – $(11M)**	**$(16M) – $(22M)**
Russia Ruble	**$(4M) – $(6M)**	
Turkish Lira	**$3M – $4M**	
Singapore Dollar	**$(3M) – $(4M)**	
British Pound	**$(2M) – $(3M)**	
Polish Zloty	**$(1M) – $(2M)**	
All remaining exposures	**$(4M) – $(6M)**	**$(20M) – $(28M)**

- Greif transacts in more than 25 global currencies
- Our EBITDA currency exposure profile results in a benefit when the US dollar broadly weakens, and we face challenges when the US dollar broadly strengthens
  - Greif has hedges that dampen the currency volatility on both the current year EBITDA as well as the longer term business value of our foreign subsidiaries
- Our global supply chain and cost structure help to mitigate our foreign exchange exposure

Paper Packaging & Services Assumptions & Sensitivity	
PPS Stats	
Containerboard production	**~1M tons per year**
URB production	**~700K tons per year**
CRB production	**~200K tons per year**
OCC sensitivity	**Every $10/ton increase = ~$1.4M per month impact**
FY 2022 OCC assumption	**$163/ton (vs. FY21 average: $116/ton)**

Risk adjusted framework in place to screen future growth

	Organic Growth	Capital Expenditure	Acquisition
Description	• Strategic customer alignment and share expansion	• New equipment in existing facility • New plant in new geography • New plant in existing geography	• Footprint consolidation / expansion • Product and process adjacency • Product expansion / new platform
Greif WACC			
+			
Risk factor			
=			
Hurdle rate	Lower hurdle		Higher hurdle
Risk factor considerations	• Proximity to Core • Industry Structure • Market Power & Influence • Barriers to Entry • Cultural Complexity / Fit • Labor Market / Unions • Customer Retention & Concentration	• Operational Footprint • Competitive Environment • Utility / Energy Availability • Cost to Implement / Transaction Size • Pace of Synergy Capture / Payback • Management Team / People & Retention • Integration Across Business / Geography	• Integrate ERP / IT System • Supply Chain & Sourcing Strategy • Manufacturing Technology • Asset Condition • Existing Capability / Know How • Tax Strategy • ESG / Sustainability Benefits & Risks

PACKAGING SUCCESS TOGETHER™

Reconciliation Tables

GAAP to Non-GAAP Reconciliation:

Segment and Consolidated Financials: Operating Profit to Adjusted EBITDA

(in millions)	Twelve Months Ended October 31, 2015	2016	2017	2018	2019	2020	2021
Global Industrial Packaging							
Operating profit	49.8	128.4	195.9	202.6	204.9	225.4	350.2
Less: Non-cash pension settlement charge	-	-	16.8	1.3	-	0.4	0.3
Less: Other expense, net	3.6	9.0	12.1	17.7	6.0	4.0	4.5
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.8)	(0.8)	(2.0)	(3.0)	(2.9)	(1.5)	(4.2)
Plus: Depreciation and amortization expense	102.6	92.3	84.0	88.1	82.5	84.5	83.1
EBITDA	$ 149.6	$ 212.5	$ 253.0	$ 274.7	$ 284.3	$ 307.0	$ 432.7
Plus: Restructuring charges	37.7	25.3	12.4	18.2	19.8	28.8	17.1
Plus: Acquisition and integration related costs	0.3	0.2	0.5	0.7	0.6	-	-
Plus: Non-cash asset impairment charges	45.1	49.9	20.8	8.3	2.7	6.0	2.7
Plus: Non-cash pension settlement charge	-	-	16.8	1.3	-	0.4	0.3
Plus: Incremental COVID-19 costs, net	-	-	-	-	-	0.7	1.8
Plus: Loss (gain) on disposal of properties, plants, equipment and businesses, net	5.4	6.3	3.7	(4.2)	(8.9)	(18.6)	(1.3)
Plus: Impact of Venezuela devaluation of inventory on cost of products sold	9.3	-	-	-	-	-	-
Plus: Impact of Venezuela devaluation on other income	(4.9)	-	-	-	-	-	-
Adjusted EBITDA	$ 242.5	$ 294.2	$ 307.2	$ 299.0	$ 298.5	$ 324.3	$ 453.3
Paper Packaging & Services							
Operating profit	109.3	89.1	93.5	158.3	184.3	71.0	131.0
Less: Non-cash pension settlement charge (income)	-	-	10.2	-	-	(0.1)	8.8
Less: Other expense (income), net	(0.4)	-	(0.1)	0.7	(3.4)	(1.3)	0.3
Plus: Depreciation and amortization expense	28.7	31.6	31.9	34.2	119.3	153.5	148.0
EBITDA	$ 138.4	$ 120.7	$ 115.3	$ 191.8	$ 307.0	$ 225.9	$ 269.9
Plus: Restructuring charges	2.2	1.5	0.3	0.4	6.2	9.9	5.9
Plus: Acquisition and integration related costs	-	-	0.2	-	29.1	17.0	9.1
Plus: Non-cash asset impairment charges	0.8	1.5	-	-	5.1	12.5	5.0
Plus: Non-cash pension settlement charge (income)	-	-	10.2	-	-	(0.1)	8.8
Plus: Incremental COVID-19 costs, net	-	-	-	-	-	1.9	1.5
Plus: Loss (gain) on disposal of properties, plants, equipment and businesses, net	(0.5)	(0.4)	0.1	0.1	0.9	39.3	1.8
Adjusted EBITDA	$ 140.9	$ 123.3	$ 126.1	$ 192.3	$ 348.3	$ 306.4	$ 302.0
Land Management							
Operating profit	33.7	8.1	10.1	9.6	9.9	8.5	104.0
Less: Non-cash pension settlement charge	-	-	0.1	-	-	-	-
Plus: Depreciation, depletion and amortization expense	3.3	3.8	4.6	4.6	4.3	4.5	3.3
EBITDA	$ 37.0	$ 11.9	$ 14.6	$ 14.2	$ 14.2	$ 13.0	$ 107.3
Plus: Restructuring charges	0.1	0.1	-	-	0.1	-	0.1
Plus: Timberland gains, net	(24.3)	-	-	-	-	-	(95.7)
Plus: Non-cash asset impairment charges	-	-	-	-	-	-	1.2
Plus: Non-cash pension settlement charge	-	-	0.1	-	-	-	-
Plus: Gain on disposal of properties, plants, equipment and businesses, net	(2.7)	(1.7)	(2.5)	(2.3)	(2.2)	(1.1)	(4.0)
Adjusted EBITDA	$ 10.1	$ 10.3	$ 12.2	$ 11.9	$ 12.1	$ 11.9	$ 8.9
Consolidated EBITDA	$ 325.0	$ 345.1	$ 382.9	$ 480.7	$ 605.5	$ 545.9	$ 809.9
Consolidated Adjusted EBITDA	$ 393.5	$ 427.8	$ 445.5	$ 503.2	$ 658.9	$ 642.6	$ 764.2

GREIF PACKAGING SUCCESS TOGETHER™

Note: Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges (income), plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net, plus timberland gains, net.

GAAP to Non-GAAP Reconciliation:

Adjusted Free Cash Flow

	Twelve Months Ended October 31,						
(in millions)	2015	2016	2017	2018	2019	2020	2021
Net cash provided by operating activities	206.3	301.0	305.0	253.0	389.5	454.7	396.0
Cash paid for purchases of properties, plants and equipment	(135.8)	(100.1)	(96.8)	(140.2)	(156.8)	(131.4)	(140.7)
Free Cash Flow	70.5	200.9	208.2	112.8	232.7	323.3	255.3
Cash paid for acquisition-related costs	0.3	0.2	0.7	0.7	29.7	17.0	9.1
Cash paid for acquisition-related ERP systems	-	-	-	-	0.3	3.3	6.4
Cash paid for incremental COVID-19 costs, net	-	-	-	-	-	2.6	3.3
Cash paid for debt issuance costs	-	-	-	-	5.1	-	-
Cash paid for additional U.S. pension contributions	-	-	-	65.0	-	-	-
Cash provided by operating activites in Venezuela	(4.1)	-	-	-	-	-	-
Cash paid for capital expenditures in Venezuela	14.0	-	-	-	-	-	-
Adjusted Free Cash Flow	80.7	201.1	208.9	178.5	267.8	346.2	274.1

Note: Adjusted free cash flow is defined as net cash provided by operating activities, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning (ERP) systems.

GAAP to Non-GAAP Reconciliation:

Projected 2022 Adjusted Free Cash Flow Guidance

	Fiscal 2022 Guidance Range	
(in millions)	**Scenario 1**	**Scenario 2**
Net cash provided by operating activities	536.0	612.0
Cash paid for purchases of properties, plants and equipment	(150.0)	(170.0)
Free Cash Flow	386.0	442.0
Cash paid for acquisition-related costs	10.0	12.0
Cash paid for acquisition-related ERP systems	4.0	6.0
Adjusted Free Cash Flow	400.0	460.0

Note: Adjusted free cash flow is defined as net cash provided by operating activities, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning (ERP) systems.

GAAP to Non-GAAP Reconciliation:

Historical Net Income and Class A Earnings Per Share Excluding Adjustments

(in millions, except for per share amounts)	Income before Income Tax (Benefit) Expense and Equity Earnings of Unconsolidated Affiliates, net	Income Tax (Benefit) Expense	Equity Earnings	Non-Controlling Interest	Net Income (Loss) Attributable to Greif, Inc.	Diluted Class A Earnings Per Share
Twelve Months Ended October 31, 2021	$ 478.6	$ 69.6	$ (4.2)	$ 22.5	$ 390.7	$ 6.54
Restructuring charges	23.1	5.2	-	1.3	16.6	$ 0.26
Acquisition and integration related costs	9.1	2.2	-	-	6.9	$ 0.12
Non-cash asset impairment charges	8.9	1.6	-	0.1	7.2	$ 0.12
Non-cash pension settlement charges	9.1	2.1	-	-	7.0	$ 0.12
Incremental COVID-19 costs, net	3.3	0.9	-	0.3	2.1	$ 0.04
Gain on disposal of properties, plants, equipment and businesses, net	(3.5)	(0.3)	-	0.1	(3.3)	$ (0.06)
Timberland gains, net	(95.7)	(3.0)	-	-	(92.7)	$ (1.54)
Excluding Adjustments	$ 432.9	$ 78.3	$ (4.2)	$ 24.3	$ 334.5	$ 5.60
Twelve Months Ended October 31, 2020	$ 186.1	$ 63.3	$ (1.5)	$ 15.5	$ 108.8	$ 1.83
Restructuring charges	38.7	9.0	-	1.0	28.7	$ 0.48
Acquisition and integration related costs	17.0	4.1	-	-	12.9	$ 0.22
Non-cash asset impairment charges	18.5	3.9	-	-	14.6	$ 0.25
Non-cash pension settlement charges	0.3	-	-	-	0.3	$ 0.01
Incremental COVID-19 costs, net	2.6	0.7	-	-	1.9	$ 0.03
Loss on disposal of properties, plants, equipment and businesses, net	19.6	(4.7)	-	0.6	23.7	$ 0.40
Excluding Adjustments	$ 282.8	$ 76.3	$ (1.5)	$ 17.1	$ 190.9	$ 3.22
Twelve Months Ended October 31, 2019	$ 262.0	$ 70.7	$ (2.9)	$ 23.2	$ 171.0	$ 2.89
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(10.2)	(2.4)	-	(2.5)	(5.3)	$ (0.09)
Restructuring charges	26.1	4.4	-	0.8	20.9	$ 0.36
Non-cash asset impairment charges	7.8	1.9	-	0.1	5.8	$ 0.10
Acquisition and integration related costs	29.7	4.3	-	-	25.4	$ 0.43
Debt extinguishment charges	22.0	5.3	-	-	16.7	$ 0.28
Tax net benefit resulting from the Tax Reform Act	-	0.5	-	-	(0.5)	$ (0.01)
Excluding Adjustments	$ 337.4	$ 84.7	$ (2.9)	$ 21.6	$ 234.0	$ 3.96
Twelve Months Ended October 31, 2018	$ 299.8	$ 73.3	$ (3.0)	$ 20.1	$ 209.4	$ 3.55
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(6.4)	(0.9)	-	(0.5)	(5.0)	$ (0.09)
Restructuring charges	18.6	3.1	-	0.6	14.9	$ 0.26
Non-cash asset impairment charges	8.3	1.5	-	-	6.8	$ 0.11
Acquisition and integration related costs	0.7	-	-	-	0.7	$ 0.01
Non-cash pension settlement charge	1.3	0.2	-	-	1.1	$ 0.02
Provisional tax net benefit resulting from the Tax Reform Act	-	19.2	-	-	(19.2)	$ (0.33)
Excluding Adjustments	$ 322.3	$ 96.4	$ (3.0)	$ 20.2	$ 208.7	$ 3.53

(in millions, except for per share amounts)	Income before Income Tax (Benefit) Expense and Equity Earnings of Unconsolidated Affiliates, net	Income Tax (Benefit) Expense	Equity Earnings	Non-Controlling Interest	Net Income (Loss) Attributable to Greif, Inc.	Diluted Class A Earnings Per Share
Twelve Months Ended October 31, 2017	$ 200.3	$ 67.2	$ (2.0)	$ 16.5	$ 118.6	$ 2.02
(Gain) loss on disposal of properties, plants, equipment and businesses, net	1.3	(0.7)	-	(0.2)	2.2	$ 0.04
Restructuring charges	12.7	(2.2)	-	0.6	14.3	$ 0.24
Non-cash asset impairment charges	20.8	0.1	-	0.1	20.6	$ 0.35
Acquisition and integration related costs	0.7	0.2	-	-	0.5	$ 0.01
Non-cash pension settlement charge	27.1	10.2	-	-	16.9	$ 0.29
Excluding Adjustments	$ 262.9	$ 74.8	$ (2.0)	$ 17.0	$ 173.1	$ 2.95
Twelve Months Ended October 31, 2016	$ 141.2	$ 66.5	$ (0.8)	$ 0.6	$ 74.9	$ 1.28
(Gain) loss on disposal of properties, plants, equipment and businesses, net	4.2	(2.1)	-	(0.7)	7.0	$ 0.12
Restructuring charges	26.9	4.9	-	2.9	19.1	$ 0.33
Non-cash asset impairment charges	51.4	5.2	-	3.8	42.4	$ 0.71
Acquisition and integration related costs	0.2	0.1	-	-	0.1	$ -
Excluding Adjustments	$ 223.9	$ 74.6	$ (0.8)	$ 6.6	$ 143.5	$ 2.44
Twelve Months Ended October 31, 2015	$ 114.8	$ 48.4	$ (0.8)	$ (4.7)	$ 71.9	$ 1.23
(Gain) loss on disposal of properties, plants, equipment and businesses, net	2.2	3.5	-	1.5	(2.8)	$ (0.05)
Timberland gains	(24.3)	(9.4)	-	-	(14.9)	$ (0.25)
Restructuring charges	40.0	7.7	-	4.1	28.2	$ 0.48
Non-cash asset impairment charges	45.9	5.2	-	-	40.7	$ 0.69
Acquisition and integration related costs	0.3	0.1	-	-	0.2	$ -
Venezuela devaluation of inventory on other income/expense	(4.9)	-	-	-	(4.9)	$ (0.08)
Venezuela devaluation of inventory on cost of products sold	9.3	-	-	-	9.3	$ 0.16
Excluding Adjustments	$ 183.3	$ 55.5	$ (0.8)	$ 0.9	$ 127.7	$ 2.18

Credit Agreement Leverage Ratio

Trailing Twelve Month Credit Agreement EBITDA (in millions)	TTM 7/31/2020	TTM 10/31/2020	TTM 01/31/2021	TTM 04/30/2021	TTM 07/31/2021	TTM 10/31/2021
Net income	146.1	124.3	119.1	257.3	351.3	459.3
Plus: Interest expense, net	122.2	115.8	110.3	107.7	101.8	92.7
Plus: Income tax expense	57.2	63.3	58.0	48.8	75.0	23.5
Plus: Depreciation, depletion and amortization expense	241.7	242.5	240.5	238.1	236.3	234.4
EBITDA	567.2	545.9	527.9	651.9	764.4	809.9
Plus: Restructuring charges	32.6	38.7	38.5	46.1	30.7	23.1
Plus: Acquisition and integration related costs	21.0	17.0	13.9	10.9	9.7	9.1
Plus: Non-cash asset impairment charges	22.6	18.5	19.7	18.6	3.1	8.9
Plus: Non-cash pension settlement income	(0.1)	0.3	8.9	9.0	9.4	9.1
Plus: Incremental COVID-19 costs, net	1.9	2.6	3.2	3.5	3.3	3.3
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses	29.7	19.6	21.6	(15.3)	(17.5)	(3.5)
Plus: Timberland gains, net	-	-	-	(95.7)	(95.7)	(95.7)
Adjusted EBITDA	674.9	642.6	633.7	629.0	707.4	764.2
Credit Agreement adjustments to EBITDA	0.1	(4.3)	(5.2)	34.0	31.7	33.6
Credit Agreement EBITDA	675.0	638.3	628.5	663.0	739.1	797.8
Adjusted Net Debt (in millions)	**Q3'20**	**Q4'20**	**Q1'21**	**Q2'21**	**Q3'21**	**Q4'21**
Long-term debt	2,535.3	2,335.5	2,359.6	2,154.6	2,089.7	2,054.8
Short-term borrowings	2.6	28.4	46.2	44.7	57.6	50.5
Current portion of long-term debt	99.7	123.1	133.6	114.1	120.3	120.3
Total debt	2,637.6	2,487.0	2,539.4	2,313.4	2,267.6	2,225.6
Credit Agreement adjustments to debt	(24.7)	(47.3)	(55.2)	(90.9)	(88.4)	(115.9)
Adjusted debt	2,612.9	2,439.7	2,484.2	2,222.5	2,179.2	2,109.7
Less: Cash	(98.5)	(105.9)	(101.4)	(110.4)	(99.8)	(124.6)
Adjusted net debt	2,514.4	2,333.8	2,382.8	2,112.1	2,079.4	1,985.1
Leverage Ratio	**3.72x**	**3.66x**	**3.79x**	**3.19x**	**2.81x**	**2.49x**

GREIF PACKAGING SUCCESS TOGETHER™

(1) Adjustments to EBITDA are specified by the 2019 Credit Agreement and include certain timberland gains, equity earnings of unconsolidated affiliates, net of tax, certain acquisition savings, deferred financing costs, capitalized interest, and other items.
(2) Adjustments to net debt are specified by the 2019 Credit Agreement and include the European accounts receivable program, letters of credit, deferred financing costs, and derivative balances.